Exhibit 10.5
Schedule of Omitted Documents
of Griffin Capital Essential Asset REIT II, Inc.

The following Promissory Notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.3 to this Form 8-K:

1.	Promissory Note A-1-2 in the amount of $45,000,000.00 dated April 27, 2018.

2.	Promissory Note A-2-1 in the amount of $60,000,000.00 dated April 27, 2018.

3.	Promissory Note A-2-2 in the amount of $45,000,000.00 dated April 27, 2018.

4.	Promissory Note A-2-3 in the amount of $20,000,000.00 dated April 27, 2018.

The following first mortgage liens have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.4 to this Form 8-K:

1.	Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing for the 3M Company Property.

2.	Deed of Trust, Assignment of Leases and Rents, and Security Agreement for the IGT Property.

3.	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing for the Amazon.com.dedc LLC Property.